EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Eco Building International, Inc., on Form 10-Q for the period ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Jianming Hao, Chief Financial Officer of Eco Building International, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Resource Acquisition Group, Inc.

Date: May 17, 2010	By:	/s/ Jianming Hao
Jianming Hao
Principal Accounting Officer